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                                                                     EXHIBIT 4.1

                              CERTIFICATE OF TRUST


         The undersigned, the trustees of SunTrust Capital V, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C.ss. 3810 et seq., hereby certify as follows:


                  (a) The name of the business trust being formed hereby (the "Trust") is "SunTrust Capital V."

                  (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                      Bank One Delaware, Inc.
                      3 Christina Centre
                      201 N. Walnut Street
                      Wilmington, DE  19801

                  (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  November 13, 2001


                                                 /s/ Raymond D. Fortin
                                                 -------------------------------
                                                 Raymond D. Fortin
                                                 Regular Trustee

                                                 /s/ Mark A. Chancy
                                                 -------------------------------
                                                 Mark A. Chancy
                                                 Regular Trustee


                                                 /s/ Kenneth R. Houghton
                                                 -------------------------------
                                                 Kenneth R. Houghton
                                                 Regular Trustee


                                                 BANK ONE DELAWARE, INC.,
                                                 as Delaware Trustee


                                                 By:/s/ Sandra L. Caruba
                                                    ----------------------------
                                                 Name: Sandra L. Caruba
                                                 Title:   First Vice President





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                                        BANK ONE, N.A., as Institutional Trustee


                                        By:/s/ Sandra L. Caruba
                                           -------------------------------------
                                        Name:  Sandra L. Caruba
                                        Title: First Vice President


                                        SUNTRUST BANKS, INC.,
                                        as Sponsor


                                        By:/s/ Raymond D. Fortin
                                           -------------------------------------
                                        Name:  Raymond D. Fortin
                                        Title: Senior Vice President



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